MANAGED ACCOUNT SERIES II

BlackRock U.S. Mortgage Portfolio

(the “Fund”)

Supplement dated February 21, 2020 to the Prospectus of the Fund,

dated August 28, 2019, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to add the following as an other strategy of the Fund:

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Collateralized Loan Obligations — The Fund may invest in collateralized loan obligations (“CLOs”). CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The section of the Prospectus entitled “Details About the Fund — Investment Risks — Other Risks of Investing in the Fund” is amended to add the following as an other risk:

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Shareholders should retain this Supplement for future reference.

PRO-USM-0220SUP